                                                                   Exhibit k(ii)

                            CIGNA HIGH INCOME SHARES

                                POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA High Income Shares, and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 23rd day of September, 1997.

                                          /s/ R. Bruce Albro
                                         --------------------------------------
                                         R. Bruce Albro,
                                         Chairman of the Board, President and
                                         Trustee

                                          /s/ Russell H. Jones
                                         --------------------------------------
                                         Russell H. Jones, Trustee

                                          /s/ Arthur C. Reeds, III
                                         --------------------------------------
                                         Arthur C. Reeds, III, Trustee

                            CIGNA HIGH INCOME SHARES

                                POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA High Income Shares, and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 24th day of September, 1997.


                                          /s/ Hugh R. Beath
                                         --------------------------------------
                                         Hugh R. Beath, Trustee

                            CIGNA HIGH INCOME SHARES

                                POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA High Income Shares, and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 24th day of September, 1997.


                                          /s/ Paul J. McDonald
                                         --------------------------------------
                                         Paul J. McDonald, Trustee

                            CIGNA HIGH INCOME SHARES

                                POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA High Income Shares, and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 18th day of November, 1997.


                                          /s/ Thomas C. Jones
                                         --------------------------------------
                                         Thomas C. Jones, Trustee